UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                             AMENDMENT NO. 1
                              FORM 8-K/A

         CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 1998

                    Commission file number     0-8609

                     Future Petroleum Corporation
     (Exact name of small business issuer as specified in charter)

         Utah                                        87-0239185
(State or other jurisdiction of                (I.R.S. Employer
incorporation or organization)                Identification No.)

2351 West Northwest Highway, Suite 2130
            Dallas, Texas                                        75220
(Address of principal executive offices)                       (Zip Code)

                            (214)350-7602
           (Issuer's telephone number, including area code)

                             Not Applicable
        (Former name, former address, and former fiscal year, if changed since last report)



              ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.



                         FUTURE PETROLEUM, INC.

                     INDEX TO FINANCIAL STATEMENTS



CROSS CREEK PROPERTIES:

     Report of Independent Accountants                                   F-2

     Statement of Revenues and Direct Operating Expenses of the
     Properties                                                          F-3

     Notes to the Statement of Revenues and Direct Operating Expenses
     of the Properties                                                   F-4


SOUTH TEXAS PROPERTIES:

     Independent Auditor's Report                                        F-8

     Historical Summaries of Revenues and Direct Operating Expenses      F-9

     Notes to Historical Summaries and Direct Operating Expenses         F-10

UNAUDITED PRO FORMA FINANCIAL INFORMATION                                F-13





                       REPORT OF INDEPENDENT ACCOUNTANTS




To the Board of Directors
Of Future Petroleum Corporation

We have audited the accompanying statement of revenues and direct operating expenses of Chevron U.S.A. Inc.'s working interest in the Cross Creek Field (the "Properties") acquired from Bargo Energy Resources, Ltd. by Future Petroleum Corporation (the "Company") for the year ended December 31, 1997 and for the nine months ended September 30, 1998. This statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and direct operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and direct operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and direct operating expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and direct operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K/A of Future Petroleum Corporation) as described in Note 1 and is not intended to be a complete presentation of the Properties' revenues and expenses.

In our opinion, the statement of revenues and direct operating expenses referred to above presents fairly, in all material respects, the revenues and direct operating expenses of the Properties described in Note 1 for the year ended December 31, 1997 and for the nine months ended September 30, 1998, in conformity with generally accepted accounting principles.



/S/ PricewaterhouseCooper LLP
PricewaterhouseCoopers LLP
San Francisco, California
December 11, 1998

                                   F-2


              STATEMENT OF REVENUES AND DIRECT OPERATING
                     EXPENSES OF THE PROPERTIES



                                      Year Ended         Nine Months Ended
                                  December 31, 1997      September 30, 1998
                                  _________________      __________________
Oil, and gas revenues               $   7,243,442          $   2,802,194

Direct operating expenses                 928,933                689,357
                                  -----------------      ------------------
Revenues in excess of direct
   operating expenses               $   6,314,509          $   2,112,837
                                  =================      ==================

See accompanying notes.

                                  F-3



              NOTES TO STATEMENT OF REVENUES AND DIRECT OPERATING
                    EXPENSES OF THE PROPERTIES


1. Basis of Presentation

On October 15, 1998 Future Petroleum Inc., (the "Company") acquired a 100% working interest in the Cross Creek Field located in Harris and Montgomery Counties, Texas. Bargo Energy Resources, Ltd., a Texas limited partnership and a principal shareholder of the Company, ("Bargo") agreed on August 3, 1998 to acquire Chevron U.S.A. Inc.'s working interest in the Cross Creek Field (the "Properties") for approximately $6.1 million. This acquisition was completed on October 15, 1998, effective October 1, 1998. On the same date, the Company acquired the Properties from Bargo, effective October 1, 1998.

The accompanying statement of revenues and direct operating expenses (the "Statement") relates only to the working interest in the producing oil and gas properties acquired and may not be representative of future operations. The Statement includes revenues from oil and gas sales and direct operating expenses for each of the periods presented. The Statement does not include federal and state income taxes, interest, depletion, depreciation and amortization or general and administrative expenses because such amounts would not be indicative of those expenses which would be incurred by the Company. Presentation of complete historical financial statements for the year ended December 31, 1997 and the nine months ended September 30, 1998 is not practicable because the Properties were not accounted for as separate entities; therefore, such statements are not available.

Revenues in the accompanying Statement are recognized on the entitlement method.

The accompanying Statement has been prepared on the accrual basis in accordance with generally accepted accounting principles. Preparation of the Statement in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the Statement and accompanying notes. Actual results could differ from those estimates.

2.  Commitments and Contingencies

Given the nature of the Properties acquired, the Company is subject to loss contingencies, if any, pursuant to existing or expected environmental laws, regulations, and leases covering the acquired Properties. There are no matters which, in the opinion of management, will have a material adverse effect on the revenues and direct operating expenses of the Properties. Liability for events occurring prior to the effective date of the sale between Bargo and Chevron U.S.A. Inc. shall be retained by Chevron U.S.A. Inc., and Chevron U.S.A. Inc. has indemnified Bargo for any costs incurred by it in conjunction with said retained liability.

                                  F-4

              NOTES TO STATEMENT OF REVENUES AND DIRECT OPERATING
                    EXPENSES OF THE PROPERTIES


Prior to January 1, 1997, Chevron filed applications with the state of Texas to classify certain wells on the Properties as "High Cost Gas Wells", which would exempt such wells from severance taxes. In 1997 and 1998, refunds of $586,357 and $16,670, respectively, were received for prior severance taxes paid from the date of application filing to approval date by the state of Texas. Such refunds were recorded as a reduction of direct operating expenses in the period they were received. Of the $586,357 refunded in 1997, $393,968 related to 1995 and 1996 production. Of the $16,670 refunded in 1998, $11,492 related to production for the year ended December 31, 1997.

3.     Related Party Transactions

The Properties were not operated as separate entities for the periods presented in the accompanying Statement, but were included in the operations of Chevron U.S.A. Inc. During the year ended December 31, 1997 and the nine months ended September 30, 1998, approximately 91% of revenues from production were transferred to Dynegy, an equity affiliate (the "Affiliate") of Chevron Corporation, the parent of Chevron U.S.A. Inc., at approximate market prices.

4. Supplemental Information on Oil and Gas Reserves (UNAUDITED)

Proved oil and gas reserves consist of those estimated quantities of crude oil, natural gas, and natural gas liquids that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. Proved developed oil and gas reserves are reserves that can be expected to be recovered through existing wells with existing equipment and operating methods.

The following estimates of proved reserves have been made by the independent petroleum engineering firm of T.J. Smith & Company, Inc. The estimated net interest in proved reserves are based upon subjective engineering judgments and may be affected by the limitations inherent in such estimation. The Company emphasizes that reserve estimates for proved undeveloped reserves and for proved developed non-producing reserves are more imprecise than reserve estimates for proved producing reserves. A significant portion (approximately 20% of the equivalent barrels) of the following reserves are attributable to proved undeveloped reserves and approximately 22% of the equivalent barrels are attributable to proved developed non-producing reserves. The process of estimating reserves is subject to continual revision as additional information becomes available as a result of drilling, testing, reservoir studies and production history. There can be no assurance that such estimates will not be materially revised in subsequent periods.

                                   F-5

           NOTES TO STATEMENT OF REVENUES AND DIRECT OPERATING
                    EXPENSES OF THE PROPERTIES


The changes in proved reserves of the properties acquired in October 1998 for the nine months ended September 30, 1998 and the year ended December 31, 1997 are set forth below.

                                               Oil and            Natural Gas
                                             Natural Gas         (Thousand
                                               Liquids            Cubic Feet)
                                              (Barrels)
                                            _____________       ______________
Reserves at January 1, 1997                    248,000            16,513,000
 Production                                    (39,000)           (2,351,000)
                                            -------------       --------------
Reserves at December 31, 1997                  209,000            14,162,000
 Production                                    (15,000)           (1,160,000)
                                            -------------       --------------
Reserves at September 30, 1998                 194,000            13,002,000
                                            -------------       --------------
 Proved developed reserves:
     January 1, 1997                            87,000            11,475,000
     December 31, 1997                          48,000             9,124,000
     September 30, 1998                         33,000             7,964,000
                                            =============       ===============

The standardized measure of discounted estimated future net cash flows related to proved oil and gas reserves at September 30, 1998 and December 31, 1997 is as follows:

                                              September            December
                                                 30,                  31,
                                                1998                 1997
                                             _____________       ______________
Future cash inflows                          $ 30,462,000        $ 52,391,000
Future production and development costs       (13,443,000)        (16,045,000)
                                             -------------       --------------
Future net cash flows, before income taxes     17,019,000          36,346,000
Future income taxes                            (3,822,000)        (10,007,000)
                                             -------------       --------------
Future net cash flows                          13,197,000          26,339,000
10% annual discount                            (5,833,000)        (11,642,000)
                                             -------------       --------------
Standardized measure of discounted future
    net cash flows                           $  7,364,000        $ 14,697,000
                                             =============       ==============

                                 F-6


              NOTES TO STATEMENT OF REVENUES AND DIRECT OPERATING
                    EXPENSES OF THE PROPERTIES


The primary changes in the standardized measure of discounted estimated future net cash flows for the nine months ended September 30, 1998 and the year ended December 31, 1997, were as follows:

                                                 Nine Months          Year
                                                 Ended                Ended
                                                September 30,      December 31,
                                                   1998               1997
                                                ______________    _____________
Beginning of period                              $ 14,697,000     $ 22,535,000
Sales of oil and gas produced, net of
   production costs                                (2,113,000)      (6,315,000)
Effect of change in prices                        (10,672,000)      (6,819,000)
Change in income taxes                              3,451,000        2,505,000
Accretion of discount                               1,102,000        2,253,000
Other                                                 899,000          538,000
                                                --------------    -------------
End of period                                    $  7,364,000     $ 14,697,000



              NOTES TO STATEMENT OF REVENUES AND DIRECT OPERATING
                    EXPENSES OF THE PROPERTIES


Estimated future cash inflows are computed by applying period-end prices of oil and gas to period-end quantities of proved reserves. Estimated future production costs are determined by estimating the expenditures to be incurred in producing the proved oil and gas reserves at the end of the period, based on period-end costs and assuming continuation of existing economic conditions. Estimated future income tax expense is calculated by applying period-end statutory tax rates to estimated future pre-tax net cash flows related to proved oil and gas reserves, less the tax basis of the properties involved.

The assumptions used to compute the standardized measure are those prescribed by the Financial Accounting Standards Board and as such, do not necessarily reflect the Company's expectations of actual revenues to be derived from those reserves nor their present worth. The limitations inherent in the reserve quantity estimation process are equally applicable to the standardized measure computations since these estimates are the basis for the valuation process.

                                   F-7



                     INDEPENDENT AUDITOR'S REPORT



December 1, 1998


Board of Directors
Future Petroleum Corporation
Dallas, Texas


We have audited the accompanying historical summaries of revenues and direct operating expenses of certain properties acquired in October 1998 (South Texas Properties), for the nine months ended September 30, 1998 and the year ended December 31, 1997. The historical summaries are the responsibility of the Company's management. Our responsibility is to express an opinion on the historical summaries based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summaries are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summaries. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall historical summary presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical summaries were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Form 8-K/A of Future Petroleum Corporation) as described in
Note 1 and are not intended to be a complete presentation of the properties' revenues and expenses.

In our opinion, the historical summaries referred to above present fairly, in all material respects, the revenues and direct operating expenses of the properties acquired in October 1998, in conformity with generally accepted accounting principles.





/s/ Hein + Associates LLP
HEIN + ASSOCIATES LLP
Dallas, Texas

                                   F-8

                    FUTURE PETROLEUM CORPORATION

      HISTORICAL SUMMARIES OF REVENUES AND DIRECT OPERATING EXPENSES
                   OF THE SOUTH TEXAS PROPERTIES

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998 AND YEAR ENDED DECEMBER 31, 1997

                                                Nine Months        Year
                                                  Ended           Ended
                                            September 30,     December 31,
                                                   1998           1997
                                            _______________   ______________
OIL AND GAS SALES                           $     777,000     $   1,270,000

DIRECT OPERATING EXPENSES                         369,000           486,000
                                            ---------------   --------------
NET REVENUE                                 $     408,000     $     784,000
                                            ===============   ==============


See Notes to Historical Summaries.
                                 F-9

                    FUTURE PETROLEUM CORPORATION

NOTES TO HISTORICAL SUMMARIES OF REVENUES AND DIRECT OPERATING EXPENSES
                    OF THE SOUTH TEXAS PROPERTIES


1. BASIS OF PREPARATION

The accompanying historical summaries of revenues and direct operating expenses relate to the operations of certain oil and gas properties acquired by Future Petroleum Corporation (the "Company") in October 1998 from Bargo Energy Company ("Bargo") and TJG Investments, Inc. ("TJG"). The properties are primarily in South Texas with minor interests in New Mexico and Mississippi. The properties are referred to collectively as the "South Texas Properties".

Revenues are recorded when the Properties' share of oil or natural gas and natural gas liquids are sold. Direct operating expenses are recorded when the related liability is incurred. Direct operating expenses include lease operating expenses, ad valorem taxes and production taxes. Depreciation and amortization of oil and gas properties, general and administrative expenses and income taxes have been excluded from operating expenses in the accompanying historical summaries because the amounts would not be comparable to those resulting from proposed future operations.

The historical summaries presented herein were prepared for the purpose of complying with the financial statement requirements of a business acquisition to be filed on Form 8-K/A as promulgated by Regulation S-B Item 3-10 of the Securities Exchange Act of 1934.

2. RELATED PARTY TRANSACTION

As discussed in Note 1, the South Texas Properties were acquired from Bargo and TJG. Bargo is affiliated via common ownership with a significant stockholder of the company and the stockholder of TJG is a director of the Company.

3. SUPPLEMENTAL INFORMATION ON OIL AND GAS RESERVES (UNAUDITED)

Proved oil and gas reserves consist of those estimated quantities of crude oil, natural gas, and natural gas liquids that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions. Proved developed oil and gas reserves are reserves that can be expected to be recovered through existing wells with existing equipment and operating methods.

The following estimates of proved reserves have been made by T.J. Simth & Company, Inc. an independent engineering firm. The estimated net interest in proved reserves are based upon subjective engineering judgments and may be affected by the limitations inherent in such estimation. The Company emphasizes that reserve estimates for proved undeveloped reserves and for proved developed non-producing reserves are more imprecise than reserve estimates for proved producing reserves. A significant portion (approximately 39% of the equivalent barrels) of the following reserves are attributable to proved undeveloped reserves and approximately 23% of the equivalent barrels are attributable to proved developed non-producing reserves. The process of estimating reserves is subject to continual revision as additional information becomes available as a result of drilling, testing, reservoir studies and production history. There can be no assurance that such estimates will not be materially revised in subsequent periods.

                                  F-10

                    FUTURE PETROLEUM CORPORATION

NOTES TO HISTORICAL SUMMARIES OF REVENUES AND DIRECT OPERATING EXPENSES
                    OF THE SOUTH TEXAS PROPERTIES



The changes in proved reserves of the South Texas Properties for the nine months ended September 30, 1998 and the year ended December 31, 1997 are set forth below.

                                                Oil and          Natural Gas
                                              Natural Gas       (Thousand
                                                Liquids           Cubic
                                               (Barrels)           Feet)
                                             _____________     _____________
Reserves at January 1, 1997                      420,000          7,045,000
Production                                       (43,000)          (307,000)
                                             -------------     -------------
Reserves at December 31, 1997                    377,000          6,738,000
Production                                       (23,000)          (237,000)
                                             -------------     -------------
Reserves at September 30, 1998                   354,000          6,501,000
                                             =============     =============
Proved developed reserves:
     January 1, 1997                             242,000          2,742,000
                                             =============     =============
     December 31, 1997                           199,000          2,435,000
                                             =============     =============
     September 30, 1998                          176,000          2,198,000
                                             =============     =============

The standardized measure of discounted estimated future net cash flows related to proved oil and gas reserves at September 30, 1998 and December 31, 1997 is as follows:

                                             September            December
                                                30,                  31,
                                               1998                 1997
                                             _____________     _____________
Future cash inflows                          $ 17,758,000      $ 19,846,000
Future production and development costs        (5,984,000)       (6,474,000)
                                             -------------     -------------
Future net cash flows, before income taxes     11,774,000        13,372,000
Future income taxes                            (1,877,000)       (2,462,000)
                                             -------------     -------------
Future net cash flows                           9,897,000        10,910,000
10% annual discount                            (3,543,000)       (3,906,000)
                                             -------------     -------------
Standardized measure of discounted future
net cash flows                               $  6,354,000      $  7,004,000
                                             =============     =============

                                   F-11

                    FUTURE PETROLEUM CORPORATION

NOTES TO HISTORICAL SUMMARIES OF REVENUES AND DIRECT OPERATING EXPENSES
                    OF THE SOUTH TEXAS PROPERTIES


The primary changes in the standardized measure of discounted estimated future net cash flows for the nine months ended September 30, 1998 and the year ended December 31, 1997, were as follows:

                                                Nine Months        Year
                                                  Ended           Ended
                                            September 30,     December 31,
                                                   1998           1997
                                            _______________   ______________
Beginning of period                         $ 7,004,000       $ 13,817,000
Sales of oil and gas produced, net of
production costs                               (408,000)          (784,000)
Effect of change in prices                     (849,000)        (9,929,000)
Change in income taxes                          376,000          3,619,000
Accretion of discount                           525,000          1,382,000
Other                                          (294,000)        (1,101,000)
                                            ---------------   --------------
End of period                               $ 6,354,000       $  7,004,000
                                            ===============   ==============

Estimated future cash inflows are computed by applying period-end prices of oil and gas to period-end quantities of proved reserves. Estimated future production costs are determined by estimating the expenditures to be incurred in producing the proved oil and gas reserves at the end of the period, based on period-end costs and assuming continuation of existing economic conditions. Estimated future income tax expense is calculated by applying period-end statutory tax rates to estimated future pre-tax net cash flows related to proved oil and gas reserves, less the tax basis of the properties involved.

The assumptions used to compute the standardized measure are those prescribed by the Financial Accounting Standards Board and as such, do not necessarily reflect the Company's expectations of actual revenues to be derived from those reserves nor their present worth. The limitations inherent in the reserve quantity estimation process are equally applicable to the standardized measure computations since these estimates are the basis for the valuation process.


                                  F-12


                    FUTURE PETROLEUM CORPORATION

             UNAUDITED PRO FORMA FINANCIAL INFORMATION


On October 14, 1998, Future Petroleum Corporation (the Company) acquired interests in certain oil and gas properties in Texas, New Mexico and Mississippi in exchange for approximately $11,100,000 in cash, 280,000 shares of the Company's common stock, and promissory notes in the aggregate principal amount of $4,000,000 (prior to $589,000 of discount) payable to Bargo Energy Company and TJG Investments, Inc. The cash portion of the purchase price was financed by increasing the borrowing base under the Company's credit agreement with Bank of America. Approximately 86% of the purchase price related to the Cross Creek Properties and the South Texas Properties. The separate statement of revenues and direct operating expenses for Cross Creek Properties as well as the historical summaries of revenues and operating expenses of the South Texas Properties are included herein. The remaining 14% of the purchase price applied to certain smaller properties that are not included in these pro forma financial statements. The properties which are not included in the pro forma financial statements were acquired for approximately $2,000,000 in cash and 280,000 shares of common stock. The following unaudited pro forma combined financial statements have been prepared to demonstrate the effect on the Company's financial position and results of operations as if the Cross Creek and South Texas Properties had been acquired on September 30, 1998 (with respect to the pro forma balance sheet) and at the beginning of the periods (with respect to the pro forma statements of operations). The pro forma statements of operations also include adjustments to reflect the operations of properties acquired by the Company on August 15, 1998 and November 1, 1997 as if those properties had been acquired at the beginning of the respective periods. The pro forma financial statements should be read in conjunction with the separate statement of revenues and direct operating expenses for Cross Creek Properties as well as the historical summaries of revenues and direct operating expenses for the South Texas Properties included herein, with the Form 8-K/A filed for the August 15, 1998 property acquisition, with the Form 8K/A filed for the November 1, 1997 property acquisition, and with the financial statements of the Company as filed in their Forms 10-KSB and 10-QSB. The pro forma financial statements should not be construed as a reflection of the financial position or results of operations that actually would have occurred if the acquisitions would have occurred on the above dates.


                                 F-13

                        FUTURE PETROLEUM CORPORATION

                 UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                         SEPTEMBER 30, 1998

                               ASSETS

                                       Historical       Pro Forma
                                         Amount       Adjustments     Pro Forma
                                      ____________   ____________   ____________
CURRENT ASSETS:
Cash and cash equivalents             $    426,000   $    -          $   426,000
Trade accounts receivable                  796,000        -              796,000
Current portion of notes receivable         93,000        -               93,000
                                      ------------   ------------   ------------
Total current assets                     1,315,000        -            1,315,000


PROVED OIL AND GAS PROPERTIES           18,693,000   12,511,000(1)    31,204,000

OTHER ASSETS                               169,000        -              169,000
                                      ------------   -------------   -----------
Total assets                          $ 20,177,000   $ 12,511,000    $32,688,000
                                      ============   =============   ===========

                    LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
Notes payable                         $    26,000    $    -          $    26,000
Accounts payable and accrued expenses     855,000         -              855,000
                                      -----------    -------------   -----------
Total current liabilities                 881,000         -              881,000

DEFERRED GAIN ON SALE                      40,000         -               40,000

DEFERRED TAX LIABILITY                  1,201,000         -            1,201,000

LONG-TERM DEBT                          8,106,000       9,100,000(1)  17,206,000

SUBORDINATED DEBT                       4,672,000       3,411,000(1)   8,083,000

STOCKHOLDERS' EQUITY                    5,277,000         -            5,277,000
                                      -----------     -------------   ----------
Total liabilities and
stockholders' equity                  $20,177,000     $12,511,000    $32,688,000
                                      ===========     =============  ===========

          See accompanying notes to pro forma financial statements.

                                  F-14

                         FUTURE PETROLEUM CORPORATION

              UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                    NINE MONTHS ENDED SEPTEMBER 30, 1998

                                       Future         Cross Creek    South Texas
                                      Petroleum       Properties      Properties
                                     ____________    _____________  ____________
OIL AND GAS SALES                    $ 1,903,000     $  2,802,000   $   777,000

COSTS AND EXPENSES:
Production expense                     1,131,000          689,000       369,000
Depletion and depreciation               369,000             -             -
Interest                                 407,000             -             -
General and administrative               291,000             -             -
                                     ------------    -------------  ------------
Total costs and expenses               2,198,000          689,000       369,000

OTHER INCOME                              16,000             -             -
                                     ------------    -------------  ------------
INCOME (LOSS) BEFORE TAX                (279,000)       2,113,000       408,000

Deferred tax benefit                      98,000             -             -
                                     ------------    -------------  ------------
NET AND COMPREHENSIVE
  INCOME (LOSS)                      $  (181,000)    $  2,113,000   $   408,000
                                     ============    =============  ============

BASIC AND DILUTED
  LOSS PER SHARE                     $     (0.03)
                                     ============

WEIGHTED AVERAGE SHARES
   OUTSTANDING                         7,053,000
                                     ============

          See accompanying notes to pro forma financial statements.

                                 F-15

                        FUTURE PETROLEUM CORPORATION

           UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                NINE MONTHS ENDED SEPTEMBER 30, 1998


                                            Pro Forma
                                          Adjustments       Pro Forma
                                         ______________    _____________
OIL AND GAS SALES                        $  2,095,000(4)   $ 7,577,000

COSTS AND EXPENSES:
Production expense                          1,206,000(4)     3,395,000
Depletion and depreciation                  1,837,000(5)     2,206,000
Interest                                    1,490,000(6)     1,897,000
General and administrative                     75,000(7)       366,000
                                         ---------------   -------------
Total costs and expenses                    4,608,000        7 864,000

OTHER INCOME                                    -               16,000
                                         ---------------   -------------
INCOME (LOSS) BEFORE TAX                   (2,513,000)        (271,000)

Deferred tax benefit                           (3,000)(8)       95,000
                                          ---------------   ------------
NET AND COMPREHENSIVE
  INCOME (LOSS)                           $ (2,516,000)     $ (176,000)
                                          ===============   ============


BASIC AND DILUTED
  LOSS PER SHARE                                            $    (0.01)
                                                            ============

WEIGHTED AVERAGE SHARES
   OUTSTANDING                                               13,560,000
                                                            ============

          See accompanying notes to pro forma financial statements.

                                 F-16

                          FUTURE PETROLEUM CORPORATION

             UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                               FOR THE YEAR ENDED DECEMBER 31, 1997

                                       Future         Cross Creek    South Texas
                                      Petroleum       Properties      Properties
                                     ____________    _____________  ____________
OIL AND GAS SALES                    $   772,000     $  7,243,000   $ 1,270,000


COSTS AND EXPENSES:
Production expense                       419,000          929,000       486,000
Depletion and depreciation               191,000             -             -
Interest                                  69,000             -             -
General and administrative               154,000             -             -
                                     ------------    -------------  ------------
Total costs and expenses                 833,000          929,000       486,000


OTHER INCOME                              42,000             -             -
                                     ------------    -------------  ------------
INCOME(LOSS) BEFORE TAX                  (19,000)       6,314,000       784,000

Income tax benefit (expense)               7,000             -             -
                                     ------------    -------------  ------------
NET AND COMPREHENSIVE
   INCOME (LOSS)                     $   (12,000)    $  6,314,000   $   784,000
                                     ============    =============  ============

BASIC AND DILUTED
 EARNINGS PER SHARE                  $      -
                                     ============
WEIGHTED AVERAGE
  SHARES OUTSTANDING                   4,280,000
                                     ============

          See accompanying notes to pro forma financial statements.

                                 F-17

                      FUTURE PETROLEUM CORPORATION

             UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS
                  FOR THE YEAR ENDED DECEMBER 31, 1997


                                            Pro Forma
                                          Adjustments          Pro Forma
                                         ______________      _____________
OIL AND GAS SALES                        $  7,419,000(2,3,4) $ 16,704,000

COSTS AND EXPENSES:
Production expense                          3,898,000(2,3,4)    5,732,000
Depletion and depreciation                  3,409,000(5)        3,600,000
Interest                                    2,411,000(6)        2,480,000
General and administrative                    287,000(2,7)        441,000
                                         -------------       -------------
Total costs and expenses                   10,005,000          12,253,000


OTHER INCOME                                     -                 42,000
                                          ------------       -------------
INCOME(LOSS) BEFORE TAX                    (2,586,000)          4,493,000

Income tax benefit (expense)               (1,580,000)(8)      (1,573,000)
                                           -----------       -------------

NET AND COMPREHENSIVE
   INCOME (LOSS)                           $(4,166,000)      $  2,920,000
                                           ============      =============

BASIC AND DILUTED
 EARNINGS PER SHARE                                          $        .22
                                                             =============

WEIGHTED AVERAGE
 SHARES OUTSTANDING                                             13,312,000
                                                             =============

See accompanying notes to pro forma financial statements.

                                 F-18

                      FUTURE PETROLEUM CORPORATION

NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION


(1) Adjustment to reflect the acquisition of the Cross Creek and South Texas oil and gas properties for cash of approximately $9,100,000 and $4,000,000 of 10% subordinated debt. The subordinated debt includes an imputed interest rate of 14.2%, which resulted in a discount of $589,000. The cash portion of the acquisition was financed by increasing the borrowing base under the Company's credit agreement.

(2) Adjustment to reflect the oil and gas revenue, lease operating and general and administrative expenses for the period from January 1997 to October 1997 for the partnerships acquired by the Company from Encap in November 1997.

(3) Adjustment to eliminate well operational fees of $162,000 charged by the Company to the Encap partnerships for the period from January 1997 to October 1997.

(4) Adjustment to reflect the oil and gas revenue and lease operating expenses for the interests in the South Coles Levee Unit acquired by the Company in August 1998 as if it had been acquired at the beginning of the respective periods.

(5) Adjustment to reflect additional depletion and depreciation expense as if all the properties referred to above had been acquired at the beginning of the respective periods.

(6) Adjustment to reflect additional interest expense at 8.25% for the outside bank debt and 10% for the subordinated debt as if the properties had been acquired at the beginning of the respective periods. Adjustment also includes the effect of refinancing $1,760,000 of the Company's 10% debt with the 8.25% debt, which was done in connection with the August 15, 1998 acquisition.

(7) Adjustment to reflect estimate of additional administrative costs associated with the acquired properties.

(8)     Adjustment to record the income tax effect of the adjustments.


                                   F-19


                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                     FUTURE PETROLEUM CORPORATION
                            (Registrant)




Dated:  December 29, 1998  By:       /s/ B. Carl Price
                           B. Carl Price, Vice President Corporate Development,